AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA ENTERPRISE ALLOCATION FUNDS

SUPPLEMENT DATED DECEMBER 1, 2005 TO THE PROSPECTUS

DATED JANUARY 10, 2005, AS REVISED JUNE 4, 2005 AND SEPTEMBER 3, 2005

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Enterprise Allocation Portfolios of the AXA Enterprise Multimanager Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a change of investment sub-adviser to the AXA Enterprise Short Duration Bond Fund an Underlying Fund in which the Trust’s Funds may invest.

The information provided below supercedes and replaces information regarding the AXA Enterprise Short Duration Bond Fund which is provided on Page 16 in the Section of the Prospectus “Information Regarding the Underlying Funds.”

Investment Grade Bond
Fund and Sub-Advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Short Duration Bond Fund Sub-adviser: Mercury Advisors	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. The Fund seeks to maintain a high level of share price stability by keeping the average duration of the overall portfolio between one year and three years.

•      Credit/Default Risk

•      Derivatives Risk

•      Foreign Investing and Emerging Markets Risk

•      Interest Rate Risk

•      Investment Grade Securities Risk

•      Issuer Specific Risk

•      Mortgage-Backed and Asset-Backed Securities Risk

•      Portfolio Management Risk

•      Sub-Adviser Selection Risk